UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

TECHPRECISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA 01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:

Scott R. Jones
Pepper Hamilton LLP
3000 Two Logan Sq.
18th and Arch Streets
Philadelphia, PA 19103-2799
Phone: (215) 981-4000
Fax: (215) 981-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 8, 2016, TechPrecision Corporation (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting").  A total of 28,824,593 shares of the Company's common stock were entitled to vote as of November 11, 2016, the record date for the Annual Meeting, of which 26,319,903 were present in person or by proxy at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1: All of the nominees for director were elected to serve for a one-year term expiring on the date of the Company's 2017 Annual Meeting of Stockholders by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Leonard M. Anthony	10,526,154	2,980,942	12,812,807
Robert A. Crisafulli	12,134,739	1,372,357	12,812,807
Philip A. Dur	10,450,435	3,056,661	12,812,807
Michael R. Holly	9,945,435	3,561,661	12,812,807
Robert G. Isaman	10,015,535	3,491,561	12,812,807
Andrew A Levy	12,437,205	1,069,891	12,812,807
Richard S. McGowan	12,134,739	1,372,357	12,812,807
Walter M. Schenker	12,298,950	1,208,146	12,812,807

Proposal No. 2: The appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2017 was ratified by the Company's stockholders by the votes set forth in the table below:

For	Against	Abstain
24,768,769	216,381	1,334,753

Proposal No. 3: The adoption of the TechPrecision Corporation 2016 Equity Incentive Plan was adopted by the Company's stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
11,246,930	2,093,101	167,065	12,812,807

Proposal No. 4: The compensation of the Company's Named Executive Officers as disclosed in the Company's Proxy Statement dated November 14, 2016 was approved by the Company's stockholders on an advisory, non-binding basis by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,875,580	463,951	167,565	12,812,807

Proposal No. 5: The frequency of holding future advisory votes on the compensation of the Company's Named Executive Officers was approved by the Company's stockholders on an advisory, non-binding basis by the votes set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
10,648,508	2,601,418	241,645	15,525	12,812,807

The board of directors of the Company, at a meeting held immediately following the Annual Meeting, has determined, in light of and consistent with the advisory vote of the Company's stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company's Named Executive Officers, to include a stockholder advisory vote on the compensation of the Company's Named Executive Officers in its annual meeting proxy materials every year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2016	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer